UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 17, 2024

SAUL CENTERS, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12254	52-1833074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7501 Wisconsin Avenue, Suite 1500E, Bethesda, Maryland 20814-6522
(Address of principal executive office) (Zip Code)
Registrant’s telephone number, including area code (301) 986-6200
Not Applicable
(Former name or former address, if changed since last report)
_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of exchange on which registered:
Common Stock, $0.01 par value	BFS	New York Stock Exchange
Depositary Shares each representing 1/100th of a share of 6.125% Series D Cumulative Redeemable Preferred Stock, Par Value $0.01 Per Share	BFS/PRD	New York Stock Exchange
Depositary Shares each representing 1/100th of a share of 6.000% Series E Cumulative Redeemable Preferred Stock, Par Value $0.01 Per Share	BFS/PRE	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
    Emerging growth company ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 17, 2024, the Company held its Annual Meeting of Stockholders, at which Philip D. Caraci, Willoughby B. Laycock, LaSalle D. Leffall III, Earl A. Powell III, and Mark Sullivan III were elected to the Board of Directors for three-year terms expiring at the 2027 Annual Meeting. The Board members whose terms did not expire as of the May 17, 2024 meeting continue as directors of the Company. Holders of 23,034,833 shares of the Company’s common stock voted in person at the meeting or by proxy (representing 96.1% of the 23,981,695 shares eligible to vote) as follows:

	In Favor	Withheld	Not Voted
Philip D. Caraci	15,205,622	6,845,250	983,961
Willoughby B. Laycock	21,114,789	936,083	983,961
LaSalle D. Leffall III	22,000,372	50,500	983,961
Earl A. Powell III	21,943,053	107,819	983,961
Mark Sullivan III	21,817,106	233,766	983,961

The stockholders voted in favor of the ratification of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm as follows:

In Favor	Opposed	Abstain
23,013,333	9,068	12,432

The stockholders voted to approve the Company's 2024 Stock Incentive Plan.

In Favor	Opposed	Abstain	Not Voted
14,887,693	7,143,085	20,094	983,961

The stockholders voted to approve an amendment to our charter to increase the number of authorized shares of common stock of the Company, par value $0.01 per share, from 40 million to 50 million shares and increase the number of authorized shares of excess stock, par value $0.01 per share, from 41 million to 51 million shares.

In Favor	Opposed	Abstain	Not Voted
21,931,419	103,018	16,435	983,961

Item 8.01. Other Events.

The Company posted on its web site, www.saulcenters.com, an annual presentation summarizing various operating results and business activities. The presentation is filed as Exhibit 99.(a) to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.    Description
3.1        Articles of Incorporation of Saul Centers, Inc.
99.(a)        Annual Presentation.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        SAUL CENTERS, INC.
                        By:    /s/ Carlos L. Heard
                            Carlos L. Heard
Senior Vice President and Chief Financial Officer

Dated: May 21, 2024